WESMARK FUNDS

WESMARK SMALL COMPANY GROWTH FUND

WESMARK GROWTH FUND

WESMARK BALANCED FUND

WESMARK GOVERNMENT BOND FUND

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

SUPPLEMENT DATED NOVEMBER 12, 2009 TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 31, 2009

As of November 16, 2009, ALPS Fund Services, Inc., is the Transfer Agent and Dividend Disbursing Agent to WesMark Funds.  Their address is 1290 Broadway, Suite 1100, Denver, CO 80203.

The paragraph on page 29 “Transfer Agent and Dividend Disbursing Agent” is deleted in its entirety and replaced with the following:

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc. maintains all necessary shareholder records. The Funds pay the transfer agent a fee based on the size, type, and number of accounts and transactions made by shareholders.

All references to Boston Financial Data Services are hereby stricken.